UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWT	New York Stock Exchange
10% Series A Fixed-Rate Reset Cumulative Redeemable Preferred Stock, par value $0.01 per share	RWT PRA	New York Stock Exchange
9.125% Senior Notes Due 2029	RWTN	New York Stock Exchange
9.00% Senior Notes Due 2029	RWTO	New York Stock Exchange
9.125% Senior Notes Due 2030	RWTP	New York Stock Exchange
9.500% Senior Notes Due 2030	RWTQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 19, 2026, Redwood Trust, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC, Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC and Piper Sandler & Co., as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Company, $125,000,000 aggregate principal amount of its 9.75% senior notes due 2031 (the “Notes”) (the “Offering”). In connection with the Offering, the Company granted the Underwriters a 30-day option to purchase up to an additional $18,750,000 aggregate principal amount of Notes, to cover solely over-allotments. Pursuant to the terms of the Underwriting Agreement, the parties have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Act”).

The Notes have been registered pursuant to the Registration Statement on Form S-3 (Registration Statement No. 333-285506), as amended by Post-Effective Amendment No. 1 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Act, including the prospectus supplement filed by the Company with the Commission pursuant to Rule 424(b) under the Act dated May 19, 2026 to the prospectus contained in the Registration Statement dated March 3, 2025, as amended on August 21, 2025. The Offering is expected to close on May 27, 2026.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement by and among Redwood Trust, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC, Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC and Piper Sandler & Co., dated May 19, 2026.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2026	REDWOOD TRUST, INC.

	By:	/s/ Brooke E. Carillo
Name: Brooke E. Carillo
Title: Executive Vice President and Chief Financial Officer